Retirement Plans - Net Pension Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net periodic pension cost:
Service cost	$ 300	$ 778	$ 1,032
Interest cost	4,042	3,482	3,588
Expected return on plan assets	(4,351)	(3,555)	(3,174)
Amortization of prior service credit	0	(96)	(97)
Amortization of net actuarial loss	495	1,350	941
Curtailment loss	0	317	0
Net periodic pension cost	$ 486	$ 2,276	$ 2,290